Exhibit 99.6



                                    EXHIBIT 2

                          SUBJECTS OF INVESTIGATION AND
                             POTENTIAL DEFENDANTS IN
                            LITIGATION BY THE DEBTORS




SUBSIDIARIES THE SUBJECT OF INVESTIGATION

             American Capital Resources, Inc.
             Boulder Capital Group, Inc.
             BSB-UCP, Inc. f/k/a The Myerson Companies, Inc.
             Cauff, Lippman Aviation, Inc.
             CLA Holdings, Inc.
             HLC Financial, Inc.
             Jacom Computer Services, Inc.
             KLC-UCP, Inc. f/k/a K.L.C., Inc.
             Matrix Credit Corporation
             Merrimac Financial Associates, Inc.
             MFC-UCP, Inc. f/k/a Matrix Funding
             Corporation
             Municipal Capital Markets Group, Inc.
             SFC Capital Group Corporation
             SFC-UCP, Inc., f/k/a Saddleback Financial
             Corporation
             The NSJ Group, Inc.
             The Walden Asset Group, Inc.
             Varilease Capital Corporation
             VRL-UCP, Inc. f/k/a Varilease Corporation


PRIOR STOCKHOLDERS, OFFICERS, DIRECTORS AND OTHER PERSONS WHO ARE THE SUBJECT OF INVESTIGATION AND POTENTIAL DEFENDANTS

             Albertelli, Richard
             Alfano, John L.
             Bonnemort, J. Robert
             Burger, Roy L.
             Burmon, David
             Cauff, Stuart L.
             Cignoli, Mark
             Ciuffitelli, Lawrence P.


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             Comptel Data Systems
             Cornwall, Fred R.
             Craft, James E.
             DiCesaris, David A.
             Emard, Warren E.
             Emery, Alvin and Lila E.
             Emery, Jack and Judith
             Emery, Richard C.
             Giles, Richard
             Harling, Michael W.
             JSE Partners Ltd.
             Kaufman, Alan H.
             Kennedy, Stuart
             Kopp, Robert
             LBK Limited Partnership
             Lee, Edgar W.
             Lippman, Wayne D.
             Litman, Soron
             Lorraine Futures
             Milke, Virginia
             Miller, Gary
             Myerson, Donald A.
             New, Estate of Robert Jay
             New, Jonathan
             Pandolfelli, Michael
             Seaman, Robert E., III
             The 1998 Cauff Family Trust
             The 1998 Lippman Family Trust
             Thornton, Jeptha
             Thornton, Samuel
             Van Hellemont, Robert
             Williams, Carl M.